POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, EPIPHANY FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned as President of the Trust hereby constitutes and appoints JOANN M. STRASSER, SAMUEL J. SALADINO, III, CARMEN ELIZABETH FAHY, AND CASSANDRA W. BORCHERS, its attorney for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 33-138045, 811-21962) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 28th day of June, 2017.

ATTEST:

EPIPHANY FUNDS

By: /s/ C. Elizabeth Fahy

By: /s/ Samuel J. Saladino III

C. Elizabeth Fahy, Secretary

Samuel J. Saladino III, President

STATE OF TEXAS

)

)

ss:

COUNTY OF TARRANT

)

Before me, a Notary Public, in and for said county and state, personally appeared Samuel J. Saladino III, President, and C. Elizabeth Fahy, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of June, 2017.

Notary Public

/s/ Marilyn Jones

My commission expires: 11.14.2017

CERTIFICATE

The undersigned, Secretary of EPIPHANY FUNDS, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held June 28, 2017, and is in full force and effect:

WHEREAS, EPIPHANY FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

RESOLVED, the Trust hereby constitutes and appoints undersigned hereby constitutes and appoints JOANN M. STRASSER, SAMUEL J. SALADINO, III, CARMEN ELIZABETH FAHY, AND CASSANDRA W. BORCHERS, attorney for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 33-138045, 811-21962) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  June 28, 2017

/s/ C. Elizabeth Fahy

C. Elizabeth Fahy, Secretary

Epiphany Funds

STATE OF TEXAS

)

)

ss:

COUNTY OF TARRANT

)

Before me, a Notary Public, in and for said county and state, personally appeared C. Elizabeth Fahy, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of June, 2017.

Notary Public

/s/ Marilyn Jones

My commission expires: 11.14.2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, EPIPHANY FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee and the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, SAMUEL J. SALADINO, III, CARMEN ELIZABETH FAHY, AND CASSANDRA W. BORCHERS, his and its attorneys for him and in his name, place and stead, and in his capacity as a Trustee and President of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 33-138045, 811-21962) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ Samuel J. Saladino III

Samuel J. Saladino III

Trustee and President

STATE OF TEXAS

)

)

ss:

COUNTY OF TARRANT

)

Before me, a Notary Public, in and for said county and state, personally appeared Samuel J. Saladino III, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of June, 2017.

/s/ Marilyn Jones

Notary Public

My commission expires: 11.14.2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, EPIPHANY FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, SAMUEL J. SALADINO, III, CARMEN ELIZABETH FAHY, AND CASSANDRA W. BORCHERS, his and its attorneys for him and in his name, place and stead, and in his capacity as a Treasurer of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 33-138045, 811-21962) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ Bob Anastasi

Bob Anastasi

Treasurer

STATE OF OHIO

)

)

ss:

COUNTY OF CUYAHOGA

)

Before me, a Notary Public, in and for said county and state, personally appeared Bob Anastasi, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of June, 2017.

/s/ Gregory B. Getts

Notary Public

My commission expires: 11.13.20

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, EPIPHANY FUNDS a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, SAMUEL J. SALADINO, III, CARMEN ELIZABETH FAHY, AND CASSANDRA W. BORCHERS, his attorney for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 33-138045, 811-21962) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ Robert J. Mitchell

Robert J. Mitchell

Trustee

STATE OF TEXAS

)

)

ss:

COUNTY OF TARRANT

)

Before me, a Notary Public, in and for said county and state, personally appeared Robert J. Mitchell, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of June, 2017.

/s/ Marilyn Jones

Notary Public

My commission expires: 11.14.2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, EPIPHANY FUNDS a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, SAMUEL J. SALADINO, III, CARMEN ELIZABETH FAHY, AND CASSANDRA W. BORCHERS, his attorney for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 33-138045, 811-21962) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ Dr. William R. Reichenstein

Dr. William R. Reichenstein

Trustee

STATE OF TEXAS

)

)

ss:

COUNTY OF TARRANT

)

Before me, a Notary Public, in and for said county and state, personally appeared Dr. William R. Reichenstein, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of June, 2017.

/s/ Marilyn Jones

Notary Public

My commission expires: 11.14.2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, EPIPHANY FUNDS a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, SAMUEL J. SALADINO, III, CARMEN ELIZABETH FAHY, AND CASSANDRA W. BORCHERS, his attorney for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 33-138045, 811-21962) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ J. Kenneth Dalton

J. Kenneth Dalton

Trustee

STATE OF TEXAS

)

)

ss:

COUNTY OF TARRANT

)

Before me, a Notary Public, in and for said county and state, personally appeared J. Kenneth Dalton, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of June, 2017.

/s/ Marilyn Jones

Notary Public

My commission expires: 11.14.2017